SUPPLEMENT DATED MAY 5, 2011 TO THE PROSPECTUS DATED JULY 19, 2010, AS AMENDED ON
NOVEMBER 2, 2010 AND FEBRUARY 28, 2011

Robeco-Sage Multi-Strategy Institutional Fund, L.L.C.

(the "Fund")
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Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus.

Units in the Fund may now be purchased by non-U.S. investors, including by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, each as defined in the U.S. Internal Revenue Code of 1986, as amended (the "Code").

The section entitled "TAX ASPECTS" beginning on page 56 is supplemented with the following:

Foreign Members

U.S. federal income taxation of a Member who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a "Foreign Member") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the Member.

Except as provided below, if the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the Foreign Member, distributions of investment company taxable income (other than distributions that consist of long-term capital gains) will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

For taxable years beginning before January 1, 2012, properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year).  In order to qualify for this exemption from withholding, a Foreign Member will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8).  There can be no assurance as to what portion of the Fund's distributions will qualify for  favorable treatment as qualified net interest income or qualified short-term capital gains.

If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a Foreign Member, then distributions of investment company taxable income, any capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations.  A corporate Foreign Member may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Member, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Member certifies his foreign status under penalties of perjury or otherwise establishes an exemption.  See "Backup Withholding" in the Prospectus.

Recent legislation generally imposes withholding at a rate of 30% on payments to certain foreign entities (including financial intermediaries), after December 31, 2012, of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Members should consult their tax advisors regarding the possible implications of this legislation on their investment in the Fund.

The tax consequences to a Foreign Member entitled to claim the benefits of an applicable tax treaty may differ from those described herein.  Foreign Members are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.